SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

Filed by the Registrant ☒                Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

Cincinnati Bell Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

CINCINNATI BELL INC.

** IMPORTANT NOTICE **

Regarding the Availability of Proxy Materials

You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.

This communication presents only an overview of the more complete proxy materials that are available to you on the internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Shareholder Meeting to be held on 05/01/09 Proxy Materials Available • Notice and Proxy Statement • Annual Report on Form 10-K and Summary Annual Report

PROXY MATERIALS - VIEW OR RECEIVE

You can choose to view the materials online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before 04/20/09.

CINCINNATI BELL INC. 221 EAST FOURTH STREET CINCINNATI, OH 45202	HOW TO VIEW MATERIALS VIA THE INTERNET Have the 12 Digit Control Number available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIALS

1) BY INTERNET     -  www.proxyvote.com

2) BY TELEPHONE  -  1-800-579-1639

3) BY E-MAIL*         -  sendmaterial@proxyvote.com

*  if requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

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See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information	How To Vote
Meeting Type: Annual	Vote In Person
Meeting Date: 05/01/09 Meeting Time: 11:00 A.M., EDT For holders as of: 03/02/09 Meeting Location: The Queen City Club 331 East Fourth Street Cincinnati, OH 45202

Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance and directions to the meeting. At the Meeting, you will need to request a ballot to vote these shares.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

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Voting Items
THE BOARD RECOMMENDS VOTING “FOR” EACH NOMINEE IN ITEM 1, and “FOR” ITEMS 2 and 3.
ITEM 1. The election of five directors whose terms expire in 2010. Directors: 01) Bruce L. Byrnes 02) Jakki L. Haussler 03) Mark Lazarus 04) Craig F. Maier 05) Alex Shumate

ITEM 2.      The approval of a proposal to amend the Cincinnati Bell Inc. 2007 Long Term Incentive Plan to

                     increase the number of shares available for issuance under the 2007 Long Term Incentive Plan by

                     10,000,000 common shares and to modify the limits of certain award types, including full value share awards, that may be granted under the 2007 Long Term Incentive Plan.

ITEM 3.      The ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm to audit the financial statements of the Company for the year 2009.

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